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                                                                    EXHIBIT 10.5

THIS NOTE WAS ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") AND UNDER THE SECURITIES LAWS OF THE STATES OF WISCONSIN AND GEORGIA. THIS NOTE CANNOT BE RESOLD OR OTHERWISE TRANSFERRED OR DISPOSED OF IN ANY MANNER UNLESS IT IS REGISTERED PURSUANT TO THE 1933 ACT AND APPLICABLE STATE LAW OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS THEN AVAILABLE AND THE HOLDER HEREOF OBTAINS AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                           AER ENERGY RESOURCES, INC.

                            CONVERTIBLE SUBORDINATED
                                 PROMISSORY NOTE

April 27, 2001                                                         $250,000

         AER ENERGY RESOURCES, INC., a Georgia corporation (the "Company"), hereby promises to pay to the order of RAYOVAC CORPORATION, a Wisconsin corporation, or its assigns (the "Holder") the principal amount of $250,000 (the "Note").

         This Note was issued pursuant to a License and Development Agreement, dated as of April 6, 2001 (as amended and modified from time to time, the "License Agreement"), between the Company and the Holder. Except as defined in paragraph 6 hereof or unless otherwise indicated herein, capitalized terms used in this Note have the same meanings set forth in the License Agreement.

         1. No Interest. No interest shall be payable on this Note.

         2. Payment of Principal on Note. The Company shall have no right to prepay any of the outstanding principal amount of this Note. Principal shall be repaid only in the case of an Event of Default. Absent an Event of Default, the full principal amount of this Note shall be converted in accordance with Section 4 below.

         3. Events of Default.

                  (a) Definition. For purposes of this Note, an Event of Default shall be deemed to have occurred if:

                           (i)      the Company fails to perform or observe any
material provision contained in this Note or in the License Agreement;


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                           (ii)     any representation, warranty or information
contained in the License Agreement or required to be furnished to Holder pursuant to the License Agreement, or any writing furnished by the Company to any Holder, is false or misleading in any material respect on the date made or furnished;

                           (iii)    the Company or any Subsidiary makes an
assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Company or any Subsidiary bankrupt or insolvent; or any order for relief with respect to the Company or any Subsidiary is entered under the Federal Bankruptcy Code; or the Company or any Subsidiary petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Company or any Subsidiary, or of any substantial part of the assets of the Company or any Subsidiary, or commences any proceeding (other than a proceeding for the voluntary liquidation and dissolution of any Subsidiary) relating to the Company or any Subsidiary under any bankruptcy reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Company or any Subsidiary and either (A) the Company or any such Subsidiary by any act indicates its approval thereof, consent thereto or acquiescence therein or (B) such petition, application or proceeding is not dismissed within 60 days;

                           (iv)     a judgment in excess of $1,000,000 is
rendered against the Company or any Subsidiary and, within 60 days after entry thereof, such judgment is not discharged in full or execution thereof stayed pending appeal, or within 60 days after the expiration of any such stay, such judgment is not discharged in full; or

                           (v)      the Company or any Subsidiary defaults in
the performance of any obligation if the effect of such default is to cause an amount exceeding $1,000,000 to become due prior to its stated maturity or to permit the holder or holders of such obligation to cause an amount exceeding $1,000,000 to become due prior to its stated maturity.

         The foregoing shall constitute Events of Default whatever the reason or cause for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

                  (b) Consequences of Events of Default.

                           (i)      If an Event of Default of the type described
in subparagraph 3(a) above has occurred, without waiving any rights or remedies of the Holder under paragraph 4 hereof or any other right Holder may have at law or equity, Holder may declare all or any portion of the outstanding principal amount of this Note (together with all other amounts due and payable with respect thereto) to be immediately due and payable without any action on the part of the Holder, and the Company shall immediately pay to the Holder all amounts due and payable with respect to this Note.


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                           (ii)     Holder shall also have any other rights or
remedies which such Holder may have been afforded under any contract or agreement (including this Note) at any time and any other rights which such holder may have pursuant to applicable law. The exercise of any such right or remedy (whether under this Note or otherwise) shall not limit or restrict the ability of the Holder to exercise any other such rights or remedies (whether under this Note or otherwise).

                           (iii)    The Company hereby waives diligence,
presentment, protest and demand and notice of protest and demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time and that the holder hereof may accept security for this Note or release security for this Note, all without in any way affecting the liability of the Company hereunder.

         4. Conversion Rights.

                  (a) Conditions. If the Conversion Date occurs at any time prior to the payment of this Note in full, then the outstanding principal amount of this Note (the "Conversion Amount") shall automatically convert into a number of shares of the Conversion Stock determined by dividing the Conversion Amount by the Conversion Price (rounding up any fractional share).

                  (b) Conversion Procedures.

                           (i)      A conversion of this Note pursuant to
subparagraph 4(a) above shall be deemed to have been effected as of the close of business on the date on which this Note has been surrendered for conversion at the principal office of the Company. At such time as such conversion has been effected, the rights of the Holder, to the extent of the conversion, shall cease, and the Person or Persons in whose name or names any certificate or certificates for shares of the stock into which this Note was converted are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of such stock represented thereby.

                           (ii)     Within five business days after a conversion
has been effected, the Company shall deliver to the converting holder a certificate or certificates representing the number of shares of the stock into which this Note was converted (rounding up any fractional share) issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified.

                           (iii)    The issuance of certificates for shares of
the stock into which this Note was converted upon conversion of this Note shall be made without charge to the Holder hereof for any issuance tax in respect thereof or other cost incurred by the Company in connection with such conversion and the related issuance of such shares. Upon conversion of this Note, the Company shall take all such actions as are necessary in order to insure that the Conversion Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable.


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                           (iv)     The Company shall not close its books
against the transfer of the Conversion Stock issued or issuable upon conversion of this Note in any manner which interferes with the timely conversion of this Note. The Company shall assist and cooperate with any holder of this Note required to make any governmental filings or obtain any governmental approval prior to or in connection with the conversion of this Note (including, without limitation, making any filings required to be made by the Company).

                           (v)      The Company shall at all times reserve and
keep available out of its authorized but unissued shares of the Conversion Stock, solely for the purpose of issuance upon the conversion of this Note, such number of shares of Conversion Stock issuable upon the conversion of this outstanding Note. All shares of stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, charges and pre-emptive rights. The Company shall take all such actions as may be necessary to assure that all such shares of Conversion Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange, quotation system or over-the-counter market upon which shares of such Conversion Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).

         5. Amendment and Waiver. Except as otherwise expressly provided herein, the provisions of this Note may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder.

         6. Definitions. For purposes of this Note, the following capitalized terms have the following meaning.

                  "Conversion Date" means the Phase III Notice Date (as defined in the License Agreement).

                  "Conversion Price" means the AER Stock Price (as defined in the License Agreement).

                  "Conversion Stock" means shares of the Company's common stock, no par value.

                  "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time


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owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association or other business entity.

         7. Cancellation. After all principal owed on this Note has been paid in full or satisfied by conversion into Conversion Stock, this Note shall be surrendered to the Company for cancellation and shall not be reissued.

         8. Payments. All payments to be made to the Holder shall be made in the lawful money of the United States of America in immediately available funds.

         9. Place of Payment. Payments of principal and certificates representing shares of Conversion Stock shall be delivered to the following address:

                           Rayovac Corporation
                           601 Rayovac Drive
                           Madison, Wisconsin 53711
                           Attn: Chief Financial Officer

or to such other address or to the attention of such other person as specified by prior written notice to the Company.

         10. Business Days. If any payment is due, or any time period for giving notice or taking action expires, on a day which is a Saturday, Sunday or legal holiday in the State of New York, the payment shall be due and payable on, and the time period shall automatically be extended to, the next business day immediately following such Saturday, Sunday or legal holiday.


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         IN WITNESS WHEREOF, the Company has executed and delivered this Note on
April 27, 2001.

                                       AER ENERGY RESOURCES, INC.



                                       By       /s/    David W. Dorheim
                                         --------------------------------------
                                         David W. Dorheim
                                         President

Attest:



      /s/    J.T. Moore
-----------------------------
J.T. Moore, Secretary


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